UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2007

ABITIBIBOWATER INC.

(Exact name of Registrant as Specified in Charter)

Delaware	001-33776	98-0526415
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

AbitibiBowater Inc.

1155 Metcalfe Street, Suite 800

Montreal, Quebec

Canada H3B 5H2

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (514) 875-2160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

In connection with the consummation of the Combination (as defined below), AbitibiBowater Inc., a Delaware corporation (formerly named Alpha-Bravo Holdings Inc., the “Company” or the “registrant”) entered into (i) an Amended and Restated Support Agreement, dated as of October 29, 2007 (the “Amended Support Agreement”), between the Company, Bowater Canadian Holdings Incorporated, a corporation subsisting under the laws of the Province of Nova Scotia (“Holdings”), AbitibiBowater Canada Inc., a corporation incorporated under the laws of Canada (formerly named Bowater Canada Inc., “AbitibiBowater Canada”), and Bowater Incorporated, a Delaware corporation (“Bowater”) and (ii) an Amended and Restated Voting and Exchange Trust Agreement (the “Amended Trust Agreement”), dated as of October 29, 2007, between AbitibiBowater Canada, Holdings, the Company, Bowater and CIBC Mellon Trust Company, a trust company incorporated under the laws of Canada (the “Exchangeable Share Trustee”).

Each of the Amended Support Agreement and the Amended Trust Agreement amends and restates substantially similar agreements that, prior to the consummation of the Combination, provided certain rights with respect to the AbitibiBowater Canada Exchangeable Shares (as defined below) which were, prior to the consummation of the Combination, exchangeable on a one-for-one basis for shares of common stock, par value $1.00 per share, of Bowater (the “Bowater Common Stock”).

Pursuant to the Amended Trust Agreement and the terms of the Company Special Voting Stock (as defined below), each holder of an AbitibiBowater Canada Exchangeable Share will effectively have the ability to cast votes at all Company stockholder meetings along with holders of shares of common stock, par value $1.00 per share, of the Company (“Company Common Stock”). Pursuant to the Amended Support Agreement and the rights, privileges, restrictions and conditions attaching to the AbitibiBowater Canada Exchangeable Shares, each such holder will have the right to receive dividends, distributions and liquidation entitlements economically equivalent to those rights of a holder of Company Common Stock and to exchange such AbitibiBowater Canada Exchangeable Shares for shares of Company Common Stock.

The description of the original support agreement and the original trust agreement, and of the amendments reflected in the Amended Support Agreement and the Amended Trust Agreement, in each case as set forth in the Joint Proxy Statement (as defined below) under the heading “Description of Bowater Canada Exchangeable Share Documents and Other Information Relating to Bowater Canada”, is hereby incorporated herein by reference.

The Amended Support Agreement and the Amended Trust Agreement are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

On October 29, 2007, pursuant to the Combination Agreement and Agreement and Plan of Merger, dated as of January 29, 2007, among the Company, Abitibi-Consolidated Inc., a corporation amalgamated under the laws of Canada (“Abitibi”), Bowater, Alpha-Bravo Merger Sub Inc., a Delaware corporation (“Merger Sub”), AbitibiBowater Canada, as amended by the First Amendment, dated as of May 7, 2007 (as amended, the “Combination Agreement”), the following transactions were consummated (collectively, the “Combination”):

•

as previously reported on the Current Report on Form 8-K12B of the Company filed on October 29, 2007 (the “Original 8-K12B”), Merger Sub was merged with and into Bowater, with Bowater continuing as the surviving corporation, and each issued and outstanding share of Bowater Common Stock (excluding shares to be cancelled in accordance with the Combination Agreement) was converted into the right to receive 0.52 shares of Company Common Stock;

•

the Articles of Arrangement (as defined in the Combination Agreement) became effective and each common share, no par value, of Abitibi (the “Abitibi Common Shares”) issued and outstanding (other than Abitibi Common Shares exchanged for AbitibiBowater Canada Exchangeable Shares) was transferred to the Company in exchange for 0.06261 shares of Company Common Stock, while each Abitibi Common Share in respect of which a properly made election has been effected was transferred to AbitibiBowater Canada in exchange for 0.06261 AbitibiBowater Canada non-voting exchangeable shares (“AbitibiBowater Canada Exchangeable Shares”), which shares are exchangeable on a one-to-one basis for shares of Company Common Stock (such transactions, the “Arrangement”); and

•	AbitibiBowater Canada filed Articles of Amendment and received a Certificate of Amendment in respect thereof, pursuant to which:

•	Bowater Canada Inc.’s name was changed to “AbitibiBowater Canada Inc.”;

•	a share consolidation was effected with the result that each issued and outstanding AbitibiBowater Canada Exchangeable Share was changed into 0.52 of an AbitibiBowater Canada Exchangeable Share;

•

the provisions governing the AbitibiBowater Canada Exchangeable Shares were amended to extend the date prior to which the directors of AbitibiBowater Canada may not, unless there are fewer than 500,000 AbitibiBowater Canada Exchangeable Shares outstanding or there is a proposed change-in-control transaction with respect to the Company, cause the redemption of the AbitibiBowater Canada Exchangeable Shares (the “Earliest Redemption Date”), from June 30, 2008 to June 30, 2018; and

•

the provisions governing the AbitibiBowater Canada Exchangeable Shares were amended to clarify that the AbitibiBowater Canada Exchangeable Shares have become exchangeable for shares of Company Common Stock, instead of being exchangeable for shares of Bowater Common Stock, and to make other conforming changes required to give effect to the transactions contemplated by the Combination Agreement.

Notwithstanding the foregoing, Abitibi and the Company have undertaken to cause the earliest redemption date for the AbitibiBowater Canada Exchangeable Shares to be postponed to June 30, 2026, from the June 30, 2018 date stipulated in the provisions governing the AbitibiBowater Canada Exchangeable Shares.

Also in connection with the consummation of the Combination, and pursuant to the Amended Trust Agreement, the Company issued one share of Company Special Voting Stock (as defined below) to the Exchangeable Share Trustee, in exchange for the cancellation of the one share of special voting stock of Bowater held by Computershare Trust Company of Canada prior to completion of the Combination.

All Abitibi and Bowater stock options, stock appreciation rights and other stock-based awards outstanding at the effective time of the combination, whether vested or unvested, were, in connection with the consummation of the Combination, converted into AbitibiBowater stock options, stock appreciation rights or stock-based awards. The number of shares subject to such converted Abitibi or Bowater stock options, stock appreciation rights and stock-based awards was adjusted by multiplying the number of shares subject to such Abitibi or Bowater stock option, stock appreciation right or stock-based award by 0.06261 in the case of Abitibi, and by 0.52 in the case of Bowater. Similarly, the exercise prices of the converted stock options or base prices of the stock appreciation rights were adjusted by dividing such price by 0.06261 in the case of Abitibi, and by 0.52 in the case of Bowater, rounded to the nearest one-hundredth of a cent. The stock options, stock appreciation rights and other stock-based awards to acquire AbitibiBowater common stock are subject to the same terms and conditions as were applicable under the respective Abitibi or Bowater plans pursuant to which each stock option, stock appreciation right or stock-based award was initially issued but taking into account any changes to such terms and conditions, including acceleration thereof, by reason of the Combination Agreement or the Combination.

The issuance of the Company Common Stock pursuant to the Arrangement and the Merger was registered under the Securities Act of 1933, as amended, pursuant to the registrant’s registration statement on Form S-4 (File No. 333-141428) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) and declared effective on June 22, 2007. The definitive joint proxy statement/prospectus/ management information circular, dated June 22, 2007, that forms a part of the Registration Statement (the “Joint Proxy Statement”) contains additional information about the Combination and the other transactions contemplated by the Combination Agreement, including information concerning the interests of directors, executive officers and affiliates of Abitibi and Bowater in such transactions.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the registrant’s common stock is deemed to be registered under Section 12(b) of the Exchange Act. The registrant’s common stock is listed on the New York Stock Exchange (the “NYSE”) and will be listed on the Toronto Stock Exchange (the “TSX”) under the symbol “ABH”. The AbitibiBowater Canada Exchangeable Shares will be listed on the TSX under the symbol “AXB”.

The Abitibi Common Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE and the TSX. The Bowater Common Stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. Abitibi is delisting the Abitibi Common Shares from the NYSE and the TSX and is filing a Form 15 to terminate the registration under Section 12(g) of the Exchange Act of the Abitibi Common Shares. Bowater is delisting the Bowater Common Stock from the NYSE and is filing a Form 15 to terminate the registration under Section 12(g) of the Exchange Act of the Bowater Common Stock.

Although the Combination is considered by Abitibi and Bowater to be a merger of equals, AbitibiBowater has determined that Bowater was the “acquirer” solely for accounting purposes. AbitibiBowater is considered to be a continuation of Bowater for accounting purposes.

The description of the Company’s capital stock set forth in the Original 8-K12B is hereby incorporated herein by reference.

On October 29, 2007, the registrant issued a press release announcing the completion of the Combination and other transactions contemplated by the Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) In connection with the consummation of the Combination, on October 29, 2007: (i) Mr. Joseph B. Johnson was removed from the position of Principal Financial and Accounting Officer of the Company and (ii) William G. Harvey and Pierre Rougeau were removed from the Board of Directors of the Company.

(c) In connection with the consummation of the Combination, on October 29, 2007, each of the following individuals was appointed by the Board of Directors of the Company to the offices indicated:

•

John W. Weaver, 61, Executive Chairman. Mr. Weaver was elected to the Board of Directors of Abitibi in 1999. He was President and Chief Executive Officer of Abitibi from 1999 to the Effective Time. Mr. Weaver graduated with a Ph.D. from the Institute of Paper Science and Technology. He was Chairman of the Forest Products Association of Canada in 2002 and 2003. Mr. Weaver joined Abitibi in 1988. Prior to the consummation of the Combination, Mr. Weaver was Chairman and a Director of the Company.

•

David J. Paterson, 53, President and Chief Executive Officer. Mr. Paterson was elected to the Bowater Board of Directors in May 2006 and was elected Chairman of the Bowater Board of Directors effective January 1, 2007. He has been President and Chief Executive Officer of Bowater from May 2006 until the consummation of the Combination. Mr. Paterson was Executive Vice President of Georgia-Pacific Corporation, in charge of its Building

Products Division from 2003 to 2006. At various times since 2000, Mr. Paterson had been responsible for Georgia-Pacific’s Pulp and Paperboard Division, Paper and Bleached Board Division, and Communication Papers Division. Mr. Paterson joined Georgia-Pacific in 1987. Prior to the consummation of the Combination, Mr. Paterson was President and a Director of the Company.

•

William G. Harvey, 49, Senior Vice President and Chief Financial Officer. Mr. Harvey has served as the Executive Vice President and Chief Financial Officer of Bowater from August 2006 to the consummation of the Combination. From 2005 to 2006, Mr. Harvey was Senior Vice President and Chief Financial Officer and Treasurer of Bowater. From 1998 to 2005, Mr. Harvey was Bowater’s Vice President and Treasurer. From 1995 to 1998, Mr. Harvey was Vice President and Treasurer of Avenor Inc., a pulp and paper company, until its acquisition by Bowater. Prior to the consummation of the Combination, Mr. Harvey was Vice President, Secretary and a Director of the Company.

Mr. Harvey is entering into an employment agreement with the Company in connection with the consummation of the Combination. Mr. Harvey’s employment agreement provides that he will serve as the Company’s Senior Vice President and Chief Financial Officer, at a starting annual base salary of US$425,000. Mr. Harvey is also eligible to receive annual incentive awards under the Company’s annual incentive plan and stock-based incentive program. The Company will make contributions on Mr. Harvey’s behalf to the various Company benefit plans and programs in which he is eligible to participate. Mr. Harvey is entitled to certain severance benefits, including severance pay equal to two times his base salary plus a pro-rated portion of his most recent bonus payment, in the event he is terminated without cause or if he voluntarily terminates his employment for one or more of the “good reasons” enumerated in the agreement. In addition, Mr. Harvey will receive a bonus payment of $174,000 in connection with the closing of the Combination. In the event that at any time during the 36 months following the effective date of the Combination, Mr. Harvey voluntarily terminates his employment without good reason or is involuntarily terminated for cause, he will be required to reimburse the Company a pro-rated portion of such bonus payment, based on the number of days remaining in such 36 month period at the time of termination.

(d) In connection with the consummation of the Combination, on October 29, 2007, each the individuals listed below were appointed to the Company’s Board of Directors, and to the committees of the Board of Directors and the class of Directors indicated.

The following individuals were appointed as Class I directors, and will stand for election at the first annual meeting of stockholders of the Company following consummation of the Combination:

•	William E. Davis. Mr. Davis will serve as member of AbitibiBowater’s Nominating and Governance, and Human Resources and Compensation board committees.

•	Ruth R. Harkin. Ms. Harkin will serve as member of AbitibiBowater’s Nominating and Governance, and Human Resources and Compensation board committees.

•	Lise Lachapelle. Ms. Lachapelle will chair the Environment, Health and Safety Committee of AbitibiBowater’s Board of Directors, as well as serve as member of the Audit Committee.

•	John A. Rolls. Mr. Rolls will chair the Audit Committee of AbitibiBowater’s Board of Directors, as well as serve as member of the Nominating and Governance Committee.

The following individuals were appointed as Class II directors, and will stand for election at the second annual meeting of stockholders of the Company following consummation of the Combination:

•	Jacques Bougie. Mr. Bougie will chair the Nominating and Governance Committee of AbitibiBowater’s Board of Directors, as well as serve as member of the Human Resources and Compensation Committee.

•	Gary J. Lukassen. Mr. Lukassen will serve as a member of AbitibiBowater’s Audit, and Environment, Health and Safety board committees.

•	David J. Paterson. Mr. Paterson is President and Chief Executive Officer of the Company.

•	Bruce W. Van Saun. Mr. Van Saun will serve as a member of AbitibiBowater’s Audit, and Environment, Health and Safety board committees.

•	Togo D. West, Jr. Mr. West will chair the Human Resources and Compensation Committee of AbitibiBowater’s Board of Directors, as well as serve as member of the Environment, Health and Safety Committee.

The following individuals were appointed as Class III directors, and will stand for election at the third annual meeting of stockholders of the Company following consummation of the Combination:

•	John Q. Anderson. Mr. Anderson will serve as a member of AbitibiBowater’s Human Resources and Compensation, and Environment, Health and Safety board committees.

•	Hans P. Black. Mr. Black will serve as member of AbitibiBowater’s Nominating and Governance, and Audit board committees.

•	Richard B. Evans. Mr. Evans will serve as member of AbitibiBowater’s Nominating and Governance, and Human Resources and Compensation board committees.

•	Gordon D. Giffin. Mr. Giffin will serve as a member of AbitibiBowater’s Audit, and Environment, Health and Safety board committees.

•	John W. Weaver. Mr. Weaver is Executive Chairman of the Company.

The information set forth in the Joint Proxy Statement under the headings “Interests of Abitibi’s Directors and Management in the Combination” and “Interests of Bowater’s Directors and Management in the Combination” are hereby incorporated by reference in this Item 5.02.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The following financial statements were filed as Exhibit 99.3 to Amendment No. 1 to Abitibi’s Form 40-F for the fiscal year ended December 31, 2006, filed June 7, 2007, and are incorporated herein by reference:

•	Management’s Report;

•	Management’s Report on internal control over financial reporting;

•	Auditors’ Report;

•	Consolidated Statements of Earnings and Consolidated Statements of Deficit Accounts for Each of the Years in the Three-Year Period Ended December 31, 2006;

•	Consolidated Statements of Cash Flows Accounts for Each of the Years in the Three-Year Period Ended December 31, 2006;

•	Consolidated Balance Sheets at December 31, 2006 and 2005;

•	Consolidated Business Segments Accounts for Each of the Years in the Three-Year Period Ended December 31, 2006;

•	Consolidated Geographic Segments Accounts for Each of the Years in the Three-Year Period Ended December 31, 2006; and

•	Notes to Consolidated Financial Statements.

The following financial statements were furnished to the SEC as Exhibit 99.2 to the Abitibi Form 6-K, filed July 25, 2007, and are incorporated herein by reference:

•	Consolidated Statements of Earnings for the Three Months and Six Months Ended June 30, 2007 and 2006;

•	Consolidated Statements of Comprehensive Income (Loss) for the Three Months and Six Months Ended June 30, 2007 and 2006;

•	Consolidated Statements of Cash Flows for the Three Months and Six Months Ended June 30, 2007 and 2006;

•	Consolidated Balance Sheets at June 30, 2007 and December 31, 2006;

•	Consolidated Statements of Changes in Shareholders’ Equity for the Three Months and Six Months Ended June 30, 2007 and 2006;

•	Consolidated Business Segments for the Three Months and Six Months Ended June 30, 2007 and 2006; and

•	Notes to Consolidated Financial Statements.

Abitibi’s US GAAP reconciliation of consolidated results for the six months ended June 30, 2007 and 2006, and consolidated balance sheets as of June 30, 2007 and December 31, 2006, is attached hereto as Exhibit 99.2.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Combined Balance Sheet of AbitibiBowater as of June 30, 2007, the Unaudited Pro Forma Condensed Combined Statement of Earnings for the six months ended June 30, 2007 and the Unaudited Pro Forma Condensed Combined Statement of Earnings for the year ended December 31, 2006, and accompanying notes, are attached hereto as Exhibit 99.3.

(c) Exhibits

2.1	Combination Agreement and Agreement and Plan of Merger, dated as of January 29, 2007, among AbitibiBowater Inc. (formerly named Alpha-Bravo Holdings Inc.), Abitibi-Consolidated Inc., Bowater Incorporated, Alpha-Bravo Merger Sub Inc. and AbitibiBowater Canada Inc. (the “Combination Agreement”) (Incorporated by reference to Annex C to the joint proxy statement/prospectus/management information circular of AbitibiBowater Inc., filed under Rule 424(b)(3) on June 25, 2007).

2.2	First Amendment, dated as of May 7, 2007, to the Combination Agreement (Incorporated by reference to Annex C to the joint proxy statement/prospectus/management information circular of AbitibiBowater Inc., filed under Rule 424(b)(3) on June 25, 2007).

3.1	Amended and Restated Certificate of Incorporation of AbitibiBowater Inc. (Incorporated by reference to Exhibit 3.1 to Current Report on Form 8-K of AbitibiBowater Inc., filed on October 29, 2007).

3.2	Amended and Restated By-Laws of AbitibiBowater Inc. (Incorporated by reference to Exhibit 3.2 to Current Report on Form 8-K of AbitibiBowater Inc., filed on October 29, 2007).

4.1	Certificate of Designation of Special Voting Stock of AbitibiBowater Inc. (Incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K of AbitibiBowater Inc., filed on October 29, 2007).

10.1	Form of Amended and Restated Support Agreement among AbitibiBowater Inc., Bowater Canadian Holdings Incorporated, AbitibiBowater Canada Inc., and Bowater Incorporated (Incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-3 of AbitibiBowater Inc., filed on October 29, 2007).

10.2	Form of Amended and Restated Voting and Exchange Trust Agreement among AbitibiBowater Canada Inc., Bowater Canadian Holdings Incorporated, AbitibiBowater Inc., Bowater Incorporated and CIBC Mellon Trust Company (Incorporated by reference to Exhibit 9.1 to the Registration Statement on Form S-3 of AbitibiBowater Inc., filed on October 29, 2007).

99.1	Press release dated October 29, 2007.

99.2	Abitibi-Consolidated Inc. US GAAP reconciliation of consolidated results for the six months ended June 30, 2007 and 2006, and consolidated balance sheets as of June 30, 2007 and December 31, 2006.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of AbitibiBowater Inc. (Incorporated by reference to Exhibit 99.1 to Current Report on Form 8-K of AbitibiBowater Inc., filed on October 29, 2007).

Signature

Pursuant to the requirements of the Securities Exchange Act of l934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ABITIBIBOWATER INC.

Date: October 29, 2007	By:	/s/ Jacques P. Vachon
	Name:	Jacques P. Vachon
	Title:	Senior Vice President, Corporate Affairs, Chief Legal Officer and Secretary